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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 20, 2005


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

        Ohio                          0-24948                   34-1659805
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(State or Other Jurisdiction     Commission File Number      (I.R.S. Employer
of Incorporation)                                            Identification No.)

                30000 Aurora Road, Solon, Ohio            44139
            ---------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

      On July 20, 2005, PVF Capital Corp. (the "Company") announced its unaudited financial results for the quarter and fiscal year ended June 30, 2005. For more information, reference is made to the Company's press release dated, July 20, 2005, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.

ITEM 8.01  OTHER EVENTS
           ------------

      On June 28, 2005, the Board of Directors of the Company declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share payable on August 12, 2005 to the stockholders of record at the close of business on August 2, 2005. For further information on the cash dividend, see the Company's press release dated July 20, 2005, which is incorporated herein by reference and is filed herewith as Exhibit 99.

      Also on June 28, 2005, the Board of Directors of the Company declared a dividend of 10% of the Company's common shares. This share dividend will be issued on August 31, 2005, to the holders of shares of record at the close of business on August 15, 2005. The reported earnings per share have been adjusted for this 10% stock dividend. For further information on the stock dividend, see the Company's press release dated July 20, 2005, which is incorporated herein by reference and is filed herewith as Exhibit 99.

      On July 20, 2005, the Company also announced that its Annual Meeting of Stockholders will be held on October 17, 2005 at 10:00 a.m. at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (a)  Not applicable.


      (b)  Not applicable.


      (c)  The following exhibit is filed herewith:

           Exhibit 99        Press Release dated July 20, 2005






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PVF CAPITAL CORP.



                                        By: /s/ Jeffrey N. Male
                                            ------------------------------------
                                            Jeffrey N. Male
                                            Vice President and Secretary
                                            (Duly Authorized Representative)


Dated:  July 21, 2005